     As filed with the Securities and Exchange Commission on July 26, 2000
                                                      Registration No. 333-09618
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                         -----------------------------

                          PIMCO ADVISORS HOLDINGS L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                                             13-3412614
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation of Organization)                           Identification Number)

                           800 Newport Center Drive
                        Newport Beach, California 92660
                                (949) 219-2200

                (Address, including Zip Code, Telephone Number, including Area Code, of Registrant's Principal Executive Offices)

                          1998 Unit Incentive Plan of
                       PIMCO Advisors Holdings L.P. and
                              PIMCO Advisors L.P.

                              (Full Title of Plan)

                                Richard M. Weil
                     Managing Director and General Counsel
                           800 Newport Center Drive
                        Newport Beach, California 92660
                                (949) 219-2200

             (Name, Address, including Zip Code, Telephone Number,
                  including Area Code, of Agent for Service)

                         -----------------------------

                                    Copy to:

                                David C. Flattum
                                Latham & Watkins
                       650 Town Center Drive, 20th Floor
                          Costa Mesa, California 92626
                                 (714) 540-1235

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                 DEREGISTRATION OF UNITS OF LIMITED PARTNERSHIP

     This Post-Effective Amendment No. 1 (this "Amendment") amends the Registration Statement on Form S-8 (Registration No. 333-09618) filed October 7, 1998 (the "Registration Statement") pursuant to which PIMCO Advisors Holdings L.P., a Delaware limited partnership (the "Registrant") registered 6,500,000 of its units of limited partner interest under the Securities Act of 1933, as amended.

     The Registrant is filing this Amendment to deregister 3,074,259 of its units of limited partner interest previously registered pursuant to the Registration Statement, but which have not been offered and sold prior to the date of this Amendment.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on July 26, 2000.

                                 PIMCO ADVISORS HOLDINGS L.P., a Delaware limited partnership


                                 By:  /s/ Richard M. Weil
                                      Richard M. Weil
                                      Managing Director and General Counsel